                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2002


                          SAKS CREDIT CARD MASTER TRUST
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)




Not Applicable                 333-28811-01                  Not Applicable
--------------                 ------------                  --------------
(State or Other                (Commission                   (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)

                140 Industrial Drive, Elmhurst, Illinois, 60126
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (630) 516-8270
                     --------------------------------------
              (Registrant's Telephone Number, including Area Code)

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Item 5.   Other Events.
-------   -------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 2001, to the Series 1997-2 Certificateholders on January 15, 2002.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 2001, to the Series 1999-1 Certificateholders on January 15, 2002.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 2001, to the Series 2001-2 Certificateholders on January 15, 2002.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.
------    -------------------------------------------------------------------

     (c)     Exhibits.

             The following exhibits are filed herewith:

     Exhibit No.     Description
     -----------     -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of December 2001

     99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of December 2001

     99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of December 2001

                                       -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                   (Registrant)

                                    /s/ Charles J. Hansen
                                   -----------------------------------
                                        Charles J. Hansen
                                        Senior Vice President and
                                        Deputy General Counsel


Date: January 15, 2002

                                      -3-



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of December 2001

 99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of December 2001

 99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of December 2001